PFMT 2026-3 ABS-15G

Exhibit 99.1

PFMT 2026-3

Provident Funding Associates, LP

Opus Capital Markets Consultants, LLC

5718 Westheimer Road | Suite 1000| Houston, TX 77057| www.opuscmc.com | 224.632.1300

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Executive Narrative

June 26, 2026

Performed by

Opus Capital Markets Consultants, LLC

For

Provident Funding Associates, LP

The report summarizes the results of a due diligence review performed on a pool of two hundred twenty-five (225) loans provided by Provident Funding Associates, LP (“Customer”) who provided Opus Capital Markets Consultants, LLC (“Consultant”) with a data tape, from which 100% of the loan sample was chosen and loaded into the LauraMac underwriting software. Consultant performed a detailed compliance and credit review of all loans.

As detailed herein, the pool contains two hundred twenty-five (225) credit and compliance, QM: Safe Harbor APOR, GSE loans and were re-underwritten in accordance with the lender guidelines in terms of Exhibit A.

EXHIBIT A

Scope of Services:

Credit & Compliance (New Origination – RMBS 2.0) Includes TRID (Securitization Review)

COMPLIANCE

Compliance Scope – New Origination Acquisitions

Regulatory Compliance Analysis: TPR will test each Mortgage Loan to verify that it closed in compliance with the applicable federal, state and local anti-predatory lending statutes in effect at the time of origination of the Mortgage Loan and that the Mortgage Loan meets (i) the Truth in Lending Act (“TILA”), as amended by HOEPA, 15 U.S.C. §1601 et seq., as implemented by Regulation Z, 12 C.F.R. Part 1026; (ii) the Real Estate Settlement Procedures Act (“RESPA”), 12 U.S.C. §2603, as implemented by Regulation X, 12 C.F.R. Part 1024; (iii) the disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations (as applicable); and (iv) the disclosure requirements and prohibitions of the applicable state and local laws and ordinances that were enacted to combat predatory lending.

1.	The following section is applicable to Mortgage Loans with an application date on or after October 3, 2015:
a.	Documentation. Review of the following documents for regulatory compliance:
i.	Initial and final application (1003)
ii.	Note, including all addendums
iii.	Copy of note for any junior liens (if applicable)
iv.	Mortgage / Deed of Trust, including all riders
v.	Initial and Re-disclosed Loan Estimates (“LE”)
vi.	Initial CD (i.e., the CD required to be received by the borrower(s) at least 3 business days prior to consummation) and re-disclosed CDs (as applicable and permitted by TILA/Regulation Z)
vii.	Notice of Right to Cancel (if applicable)
viii.	Rate Lock date information;
b.	High Cost/Higher-Priced Loans
i.	Review of federal, state & local high cost, higher-priced and/or anti-predatory laws and regulations, including those set forth on Schedule 1. Any loan that is determined to be classified and/or defined as high cost, higher-priced, subprime, threshold, predatory high risk, covered or similar classification/definition must be reported.
ii.	Missing initial application / rate lock confirmation – If missing initial application, missing initial application date or missing rate lock confirmation results in inability to determine application date or rate set date for purposes of high cost / higher-priced mortgage loan testing, vendor will test based on: (1) a 6-month window prior to closing date for missing application date; and (2) all dates between application and closing for missing rate set date. Other evidence in file (e.g. date of initial disclosures, rate lock expiration on GFE) may be relied upon to estimate application or rate set date but will be determined on a case by case basis.

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c.	TILA/Regulation Z. Review to determine compliance with the requirements of TILA/Regulation Z including, but not limited to, the following:
i.	A review and comparison of LEs and CDs with a report outlining any TILA violations, including a re-calculation of disclosed finance charge, principal and interest calculations, proper completion of the Projected Payments table, recalculation of disclosed APR and a review to determine disclosure differences were within the allowed tolerances and disclosures were provided within the required timeframes;
ii.	Loan Estimate (“LE”):
A.	Confirm the presence of the current LE in effect at the time of origination;
B.	Verify LE was provided to the borrower(s) within three (3) business days of the date the lender (or broker if applicable) received an “application” and at least 7 business days prior to consummation;
C.	Verify LE was provided to the borrower(s) within three (3) business days of: (a) the date the rate was locked; and (b) the date an expired rate lock was re-locked (if applicable). Evidence of rate lock (e.g., rate lock agreement, screen shot) is necessary to confirm rate lock date. A revised LE is not required to be disclosed if the rate has been extended with no other changes to the previously disclosed interest-rate dependent charges or terms provided the borrower has not entered into a new rate lock agreement with the lender.
D.	Verify the final LE was provided at least 4 business days prior to consummation and that no LE was provided to the borrower after a CD was provided;
E.	Verify all sections of the LE were accurately completed and that information was reflected in the appropriate locations;
F.	Determine whether a valid and properly documented reason (changed circumstance affecting settlement charges, changed circumstance affecting eligibility, revision requested by the consumer, interest rate has been locked, LE has expired, delayed settlement date on construction loan) accompanies a revised LE containing any increase in fee(s) (subject to the good faith provisions in 12 CFR § 1026(e)(3)), and verify if an LE was provided within 3 business days of the lender’s (or broker’s) receipt of information sufficient to establish that a reason for a revision applies.
1.	Any increase in (1) a fee that is subject to zero tolerance or (2) fees that cause the aggregate amount of charges as defined in 12 CFR § 1026.19(e)(3)(ii) to increase by more than 10% that are disclosed on a LE but not accompanied by one of the six specified reasons should be disregarded for purposes of tolerance testing, including any reset of tolerances. For that fee, the amount on the previously properly-disclosed LE should be used for testing of the zero and 10% tolerance categories. All other fees that have changed and are disclosed in compliance with TILA should be included in the tolerance testing, including changes to interest-rate related charges that change while the interest rate is floating and/or change upon re-disclosure within three (3) business days of rate lock or re-lock.
2.	Increases in fees as defined in 12 CFR § 1026.(e)(3)(iii) are permissible provided there is no evidence that the lender (or broker, if applicable) did not disclose the increase based on the best information reasonably available at the time (e.g. failure to disclose a homeowner’s insurance premium when homeowner’s insurance is required; prepaid interest amounts that are not consistent with the date the loan will close or with changes to loan terms).
3.	Documentation that simply restates the change (e.g. fee increased) with no further explanation is not sufficient.
G.	A difference between the disclosed Total Interest Percentage (TIP) and the calculated TIP (either under- or over-disclosed) should be conditioned. If the difference in calculation is due to the rounding of the loan payment to whole cents as permitted by 12 CFR § 1026.17(c)(3), this should be noted in the condition.

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iii.	Closing Disclosure (“CD”):
A.	Confirm the current applicable CD was provided;
B.	Verify all sections of the CD were accurately completed and that information was reflected in the appropriate locations;
C.	Verify that the borrower, or each consumer with the right to rescind the transaction (if applicable), was provided with a copy of the CD within 3 business days of consummation;
D.	If the initial CD has been provided in lieu of a revised LE because there were fewer than four business days between the time the revised LE was required to be delivered and consummation, the CD may be used to reset fee tolerances provided the loan did in fact close within that timeframe and valid changed circumstances are documented to support fee increases as discussed below.
1.	Any increase in (1) a fee that is subject to zero tolerance or (2) fees that cause the aggregate amount of charges as defined in 12 CFR § 1026.19(e)(3)(ii) to increase by more than 10% is limited to one of the six reasons specified in the rule (changed circumstance affecting settlement charges, changed circumstance affecting eligibility, revision requested by the consumer, interest rate has been locked, LE has expired, delayed settlement date on construction loan).
i.	Any of these increased fees that are disclosed on the CD but not accompanied by one of the six specified reasons should be disregarded for purposes of tolerance testing, including any reset of tolerances. For that fee, the amount on the previously properly-disclosed LE should be used for testing of the zero and 10% tolerance categories. All other fees that have changed and are disclosed in compliance with TILA should be included in the tolerance testing, including changes to interest-rate related charges that change while the interest rate is floating and/or change upon re-disclosure within three (3) business days of rate lock or re-lock).
2.	Documentation that simply restates the change (e.g. fee increased, etc.) with no further explanation is not sufficient.
E.	Increases in fees as defined in 12 CFR § 1026.(e)(3)(iii) that are disclosed on the initial CD or any re-disclosed CD are permissible provided there is no evidence that the lender did not disclose the increase based on the best information reasonably available at the time (e.g. failure to disclose a homeowner’s insurance premium when homeowner’s insurance is required; prepaid interest amounts that are not consistent with the date the loan will close or with changes to loan terms).
F.	Any fees that are paid at closing by someone other than the borrower (e.g.. seller or other third party) should be treated as borrower-paid for purposes of the tolerance calculations in 12 CFR § 1026.19(e)(3)(i) – (iii). For example, if a $500 appraisal fee (for which the borrower could not shop) that was disclosed on the LE as paid in full or in part by the seller increases to $750 on the CD, the $250 increase must be considered, and a tolerance refund of $250 will be due to the borrower unless the increase had been re-disclosed subject to a valid changed circumstance. Fees paid by the lender should be reviewed for compliance with 12 CFR § 1026.19(e)(3)(i) (i.e. an increased lender credit to cover an increased fee does not constitute a zero tolerance violation, but a decreased lender credit that was not re-disclosed subject to a valid changed circumstance is a violation and will require a refund).
G.	A difference between the disclosed Total Interest Percentage (TIP) and the calculated TIP (either under- or over-disclosed) should be conditioned. If the difference in calculation is due to the rounding of the loan payment to whole cents as permitted by 12 CFR § 1026.17(c)(3), this should be noted in the condition.
H.	For loans originated prior to October 10, 2017, any difference between the disclosed Total of Payments (TOP) and the calculated TOP (either under- or over-disclosed) should be conditioned. Effective for loans originated on/after October 10, 2017, the applicable tolerances in 12 CFR § 1026.23(g)(1)(ii) and § 1026.23(h)(2)(ii) (i.e. $35 tolerance for under-disclosure of TOP for loans subject to rescission) apply. TPR will note if a tolerance has been exceeded and, if so, the amount necessary to cure the tolerance violation.
I.	Review to confirm if any changes occurred before consummation that required a new 3-business day waiting period and, if so, if revised disclosures were provided and the required waiting period was met;
1.	If the APR decreases by greater than 1/8 of one percentage point, (or 1/4 of one percentage point for an irregular transaction), confirm the disclosed APR resulted from the disclosed finance charge (i.e. the finance charge also decreased).

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J.	Review any CDs provided to the borrower post-consummation to confirm revised disclosures and refunds were provided as required and within the required timeframes.
iv.	Written Estimate of Terms or Costs – confirm that any term/cost estimate provided to the borrower meets the content requirements of TILA and is not provided after the borrower has been, or is required to be, provided the LE.
A.	A Written Estimate of Terms or Costs may be provided within the 3-business day period after the lender’s receipt of a loan application as long as the Written Estimate is provided before the borrower receives the LE.
v.	Written List of Settlement Service Providers:
A.	If the borrower was permitted to shop for any settlement services as evidenced by the LE, confirm the Written List of Settlement Service Providers is in the Mortgage Loan File and meets the content requirements of TILA, including providing the name of at least one provider for each service for which the borrower was permitted to shop; and
1.	If the borrower was permitted to shop for a settlement service as evidenced on the LE and the List of Settlement Service Providers was not provided or did not list a provider for that service, the cost of the service must be included in the ten percent tolerance category unless the settlement service provider was the creditor or an affiliate of the creditor, in which case the cost of the service is considered an increase subject to the zero tolerance category. TPR will note if the tolerance has been exceeded and, if so, the amount necessary to cure the tolerance violation. TPR will also note a violation for failing to provide at least one settlement service provider for a service for which the borrower was entitled to shop.
B.	Verify the List of Settlement Service Providers was provided to the borrower(s) at the time of the LE disclosing the applicable service(s).
vi.	Special Information Booklet (“Your Home Loan Toolkit”):
A.	Confirm the presence of the Special Information Booklet (“Your Home Loan Toolkit”) in the Mortgage Loan File or that the Mortgage Loan File contains sufficient evidence that the disclosure was provided to the borrower (e.g., cover letter reflecting the Booklet as an enclosure) on purchase and construction (construction to permanent loans) Mortgage Loans; and
B.	Confirm the Special Information Booklet (“Your Home Loan Toolkit”) was provided within three (3) business days of the date the lender (or broker if applicable) received an “application.”
vii.	A review of the Notice of Right to Cancel, including a verification of the transaction date and expiration date, ensuring proper execution of the Notice of Right to Cancel by all required parties, verifying the disbursement date and determining if a full three (3) day rescission period was adequately provided to the borrower(s);
A.	A condition must be placed if the transaction is a refinance by the original creditor and the borrower was provided the Form H-8 rescission notice. TPR will note in the condition whether or not there was a new advance that is subject to rescission per TILA/Regulation Z.
viii.	Where the loan file contains evidence of a loan modification (other than a modification pursuant to the Home Affordable Modification Program (HAMP), review file to determine if the loan was a true modification that would not require new TILA disclosures. If not a true modification, must be treated as a refinancing for purposes of new TILA disclosures. Review notes / mortgages / mod agreements & determine if existing note / mortgage have been satisfied and replaced. If so, qualifies as refinancing unless:
A.	Reduction in APR with corresponding change in payment schedule (shortening of maturity, reduction in payment amount or number of payments). However, if maturity is lengthened or if payment amount or # of payments is increased beyond that remaining on existing transaction, new disclosures are required; OR
B.	Change in payment schedule or collateral requirements as a result of default/ delinquency. However, if rate is increased or additional credit is advanced beyond amounts already accrued plus insurance premiums, or a fixed rate loan is being modified into an adjustable rate loan, new disclosures required.
ix.	A review to ensure the Mortgage Loan meets the applicable Ability-to-Repay (“ATR”) requirements as set forth in regulations promulgated by the Consumer Financial Protection Bureau as found at 12 CFR § 1026.43. For purposes of such review, where loans were originated by a broker, consider the loan application date to be the date the loan file was received by the original creditor.

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d.	RESPA/Regulation X: Review to ensure compliance with RESPA/Regulation X documentation and timing requirements in effect at origination of the Mortgage Loan for RESPA disclosures (Servicing Disclosure Statement; Affiliated Business Arrangement Disclosure; Initial Escrow Disclosure Statement; List of Homeownership Counseling Organizations).
e.	Equal Credit Opportunity Act/Regulation B: Confirm compliance with the January 18, 2014 requirements regarding the disclosure of the right to receive a copy of appraisals within three (3) business days of application, the right to receive a copy of the appraisals at least three (3) business days prior to consummation and any applicable waiver. The disclosure of the right to receive a copy of appraisals may be met by the disclosure on the Loan Estimate pursuant to 12 CFR § 1026.27(m)(1).
f.	Fair Credit Reporting Act/Regulation V: Confirm compliance with the current FCRA/Regulation V requirements regarding risk-based pricing notice, credit score disclosure and Notice to Home Loan Applicant, as applicable.
g.	Mandatory Arbitration – TPR will report mandatory arbitration provisions present in the loan file.
h.	Single Premium Credit Insurance – TPR will report single premium credit insurance policies or debt cancellation agreements present in the loan file.
i.	TPR will test for state prepayment and late charge restrictions. If a prepayment penalty that exceeds the state permitted penalty has expired, this must be reported.
2.	The following section is applicable to Mortgage Loans with an application date prior to October 3, 2015:
a.	Documentation. Review of the following documents for regulatory compliance:
i.	Initial and final application (1003)
ii.	Note, including all addendums
iii.	Copy of note for any junior liens (if applicable)
iv.	Mortgage / Deed of Trust, including all riders
v.	Final HUD-1 Settlement Statement (“HUD-1”). If the final HUD-1 is missing, TPR will review for compliance using the estimated HUD-1 if available in the file. TPR will report if the final HUD-1 is missing and note in the condition that (a) testing was performed using an estimated HUD-1 or (b) there was no estimated or final HUD-1 in the file available for testing.
vi.	Initial, Final and Re-disclosed Truth in Lending Disclosures (“TIL”)
vii.	Notice of Right to Cancel (if applicable)
viii.	Initial and Re-disclosed Good Faith Estimates (“GFE”)
ix.	Rate Lock date information;
b.	High Cost/Higher-Priced Loans
i.	Review of federal, state & local high cost, higher-priced and/or anti-predatory laws and regulations, including those set forth on Schedule 1. Any loan that is determined to be classified and/or defined as high cost, higher-priced, subprime, threshold, predatory high risk, covered or similar classification/definition must be reported.
ii.	Missing initial application / rate lock confirmation – If missing initial application, missing initial application date or missing rate lock confirmation results in inability to determine application date or rate set date for purposes of high cost / higher-priced mortgage loan testing, vendor will test based on: (1) a 6-month window prior to closing date for missing application date; and (2) all dates between application and closing for missing rate set date. Other evidence in file (e.g. date of initial disclosures, rate lock expiration on GFE) may be relied upon to estimate application or rate set date but will be determined on a case by case basis.
c.	TILA/Regulation Z. Review to determine compliance with the applicable requirements of TILA/Regulation Z including, but not limited to, the following:
i.	A review and comparison of the initial and final TIL, and any re-disclosed TIL(s), with a report outlining any TILA violations, including a re-calculation of disclosed finance charge, proper execution by all required parties, principal and interest calculations, proper completion of the interest rate and payment summary, recalculation of disclosed APR, and a review to determine disclosure differences were within the allowed tolerances and disclosures were provided within the required timeframes;
ii.	A review of the Notice of Right to Cancel, including a verification of the transaction date and expiration date, ensuring proper execution of the Notice of Right to Cancel by all required parties verifying the disbursement date and determining if a full three (3) day rescission period was adequately provided to the borrower(s);

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A.	A condition must be placed if the transaction is a refinance by the original creditor and the borrower was provided the Form H-8 rescission notice. TPR will note in the condition whether or not there was a new advance that is subject to rescission per TILA/Regulation Z.
iii.	Where the loan file contains evidence of a loan modification (other than a modification pursuant to the Home Affordable Modification Program (HAMP), review file to determine if the loan was a true modification that would not require new TILA disclosures. If not a true modification, must be treated as a refinancing for purposes of new TILA disclosures. Review notes / mortgages / mod agreements & determine if existing note / mortgage have been satisfied and replaced. If so, qualifies as refinancing unless:
A.	Reduction in APR with corresponding change in payment schedule (shortening of maturity, reduction in payment amount or number of payments). However, if maturity is lengthened or if payment amount or # of payments is increased beyond that remaining on existing transaction, new disclosures are required; OR
B.	Change in payment schedule or collateral requirements as a result of default/ delinquency. However, if rate is increased or additional credit is advanced beyond amounts already accrued plus insurance premiums, or a fixed rate loan is being modified into an adjustable rate loan, new disclosures required.
iv.	For Mortgage Loans with an application date on or after January 10, 2014, a review to ensure the Mortgage Loan meets the applicable Ability-to-Repay (ATR) and Qualified Mortgage (QM) qualifications as set forth in regulations promulgated by the Consumer Financial Protection Bureau as found at 12 CFR 1026.43. For purposes of such review, where loans were originated by a broker, consider the loan application date to be the date the loan file was received by the original creditor.
d.	RESPA/Regulation X: Review to ensure compliance with the applicable requirements of RESPA/Regulation X including, but not limited to, the following:
i.	Good Faith Estimate (“GFE”):
A.	Confirm the presence of the current GFE form in effect at the time of origination. Verify GFE was provided to the borrower(s) within three (3) business days of the date the lender (or broker if applicable) received an “application,” which is to be defined by the lender;
B.	RESPA 2010: Determine whether a valid and properly documented change in circumstance accompanies any re-disclosed GFE containing the following:
1.	any change(s) to loan terms, including any increase in rate after the rate has been locked and/or change to loan program; and
2.	Any increase in fee(s).
ii.	Final HUD-1: Confirm compliance with the RESPA requirements in effect as of origination of the Mortgage Loan including, but not limited to:
A.	Current applicable HUD-1 form was provided;
B.	Escrow deposit on the HUD-1 matches the initial escrow statement amount; and
C.	Verify all sections of the HUD-1 were accurately completed and that information was reflected in the appropriate locations.
iii.	GFE and Final HUD-1 Comparison (RESPA 2010): Confirm compliance with the RESPA requirements in effect as of origination of the Mortgage Loan including, but not limited to:
A.	Review changes disclosed on the latest GFE provided to the borrower to ensure that they were within the allowed tolerances as set forth in the RESPA requirements.
B.	Confirm Mortgage Loan terms and fees disclosed on the third page of the HUD-1 accurately reflected how they were disclosed on the GFE and how the Mortgage Loan closed;
1.	A change in loan amount from the latest GFE to the HUD-1 is acceptable and should not be conditioned. Any other changes to loan terms must be noted.
C.	Review any attempt to cure a RESPA violation to ensure that the proper reimbursement was made and/or a new HUD-1 was provided and that it was done within the required thirty (30) day window.

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e.	Additional RESPA/Regulation X Disclosures and Requirements: Confirm compliance with RESPA/Regulation X documentation and timing requirements in effect at origination of the Mortgage Loan for other RESPA disclosures (Servicing Disclosure Statement; Special Information Booklet; Affiliated Business Arrangement Disclosure; Initial Escrow Disclosure Statement).
f.	Equal Credit Opportunity Act/Regulation B: Confirm compliance with the January 18, 2014 requirements regarding the disclosure of the right to receive a copy of appraisals within three (3) business days of application, the right to receive a copy of the appraisals at least three (3) business days prior to consummation and any applicable waiver.
g.	Fair Credit Reporting Act/Regulation V: Confirm compliance with the FCRA/Regulation V requirements regarding risk-based pricing notice, credit score disclosure and Notice to Home Loan Applicant, as applicable.
h.	Mandatory Arbitration – TPR will test for mandatory arbitration provisions in the loan file.
i.	Single Premium Credit Insurance – TPR will test for purchase loans with single premium credit insurance policies or debt cancellation agreements present in the loan file.
j.	TPR will test for state prepayment and late charge restrictions. If a prepayment penalty that exceeds the state permitted penalty has expired, this must be reported.
k.	Georgia and New Jersey - Vendor will report the following loans:
i.	Mortgage loans subject to the Georgia Fair Lending Act and originated between October 1, 2002 and March 6, 2003.
ii.	Cash-out refinance mortgage loans originated between November 27, 2003 and July 5, 2004 that meet the definition of a “covered home loan” pursuant to the New Jersey Homeownership Security Act.

Qualified Mortgage

With respect to QM (Safe Harbor and Higher-priced) designated loans, Service Provider reviews the loan to determine whether, based on available information in the loan file: (i) the loan contains risky loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, Service Provider reviews the loan to determine whether, based on available information in the loan file the loan satisfied (i), (ii) and (iii) in the preceding paragraph and reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated loan that satisfied the applicable requirements enumerated above, Service Provider then determines whether the loan is a Safe Harbor QM or Higher Priced QM by comparing the loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage.

The Review also includes determining, as applicable, whether a loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.)

General Ability to Repay

Service Provider reviews the loan to determine whether, based on available information in the loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer's current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer's employment in determining repayment ability, the consumer's current employment status; (iii) the consumer's monthly payment; (iv) the consumer's monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer's monthly payment for mortgage-related obligations; (vi) the consumer's current debt obligations, alimony, and child support; (vii) the consumer's monthly debt-to-income ratio or residual income; and (viii) the consumer's credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

Note: for loans designated as QM – agency eligible, Service Provider will not review for compliance with the requirements of Appendix Q or General Ability to Repay.

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Service Provider reviews loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). Service Provider does not represent or warrant that the factors for which it is reviewing the loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a loan. Service Provider’s review is based on information contained in the loan file at the time it is provided to Service Provider to review, and only reflects information as of that point in time.

DOCUMENT INVENTORY

Service Provider will review each mortgage loan file and verify if the following documents, if applicable, were included in the file and if the data on these documents was consistent (where applicable):

Initial application (1003);
Final application (1003);
Note;
Appraisal;
Sales contract;
Title/Preliminary Title;
Initial TIL;
Final TIL;
Final HUD-1;
Initial and final GFE’s;
Right of Rescission Disclosure;
Mortgage/Deed of Trust;
Mortgage Insurance;
Tangible Net Benefit Disclosure;
FACTA disclosures; and

FIRREA

Service Provider will confirm that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, Service Provider reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparable and adjustments were reasonable and that pictures were provided and were accurate.

CREDIT REVIEW

Service Provider will review asset origination to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements, including, as applicable, the Ability to Repay and Qualified Mortgage requirements described below, that were provided to Service Provider and/or as directed by Client. When applicable, a review of the mortgage loan file to the Automated Underwriting System output within the mortgage loan file will also be performed.

Credit Application: For the Credit Application, Service Provider will verify that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section 2, and (iv) included the borrower’s employment history.

Credit Report: Service Provider’s review will include confirming that a credit report, that met guideline requirements, was present for each borrower and that such borrower’s credit profile adhered to guidelines. In order to make this determination, Service Provider: will (i) capture the monthly consumer debt payments for use in relevant calculations, (ii) note and research the Real Estate Owned and fraud alerts, and (iii) gather data required for the ASF tape submission including (a) the most recent FICO (scores from Equifax, Experian, and Transunion if available), (b) the most recent FICO date, (c) the longest trade line, (d) the maximum trade line, (e) the number of trade lines, and (f) the credit usage ratio.

Employment and Income: Service Provider will determine whether applicable supporting employment and income documentation required by the guidelines, and as applicable Appendix Q or ATR, was present in the mortgage loan file and where possible, wasn’t fraudulent. This documentation will be used to verify whether the income used to qualify the mortgage loan was calculated in accordance with guidelines and may have included items such as: (i) verbal or written verification of employment, (ii) pay stubs, (iii) W-2 forms, (iv) tax returns, (v) financial statements, (vi) IRS tax transcripts, and for certain programs (vii) bank statements.

Asset Review: Service Provider will assess whether the asset documentation required by the guidelines, and as applicable, Appendix Q or ATR, was present in the mortgage loan file. Utilizing this documentation, Service Provider will complete a review of the reserve calculation and any large deposits. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may have included: (i) verification-of-deposit (“VOD(s)”), (ii) depository account statements, (iii) stock or security account statements, (iv) gift funds, (v) escrow or earnest money deposits, and (vi) settlement statements or other evidence of conveyance and transfer of funds (if a sale of assets was involved).

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Hazard/Flood Insurance/Taxes: Service Provider will review the insurance present on the mortgage loan. During this review, Service Provider will (i) verify that the hazard insurance met the minimum required amount of coverage in the guidelines, (ii) confirm that the mortgage clause listed the lender’s name and “its successors and assigns,”, (iii) confirm that the premium amount on both the hazard and flood insurance matched what was used in the debt-to-income (“DTI”) calculations, (iv) review the tax certificate to verify and compare monthly escrows used to calculate DTI matched, (v) confirm that the flood certification was for the correct borrower, property, lender and mortgage loan number, and (vi) complete other property specific items including (a) for condominium properties, confirming that the blanket policy met the minimum amount of coverage in the guidelines and (b) for properties in a flood zone per the flood certification, confirming that flood insurance met guideline requirements and met the minimum required amount of coverage in the guidelines.

DU/LP Review: When provided and appropriate, Service Provider will verify that DU findings included an approved/eligible decision as required per guidelines. However, all mortgage loans are manually underwritten with documentation requirements determined by Client guidelines and not AUS findings.

Occupancy Review: Service Provider will confirm the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan.

Guideline Review: Service Provider will confirm the mortgage loan was originated in accordance with required guidelines by reviewing conformity of mortgage loan, transaction type, and borrower characteristics to stated guidelines. Mortgage characteristics to be examined include (i) DTI of the borrower, (ii) the LTV/CLTV/HTLTV, (iii) the credit score for each borrower, (iv) asset reserves of the borrower, (v) property type, (vi) property usage, and (vii) other property specific items including (a) for condominium or cooperative properties, assessing whether the condominium or cooperative project adheres to required guidelines.

Fraud Review: Service Provider will review fraud report results in each mortgage loan file, to the extent present, in conjunction with source documents found in the mortgage loan file to assess the likelihood of any misrepresentations associated with the origination of the mortgage loan. If the mortgage loan file did not contain a fraud report and the counterparty did not produce one, Service Provider will condition the mortgage loan for the missing fraud report product.

If a report was present, Service Provider will review the report for (i) any name variations for the borrowers, (ii) any social security number variations for the borrowers, (iii) any potential occupancy issues based on the borrower’s address history, (iv) any noted employment issues, and (v) any additional consumers associated with the borrower’s profile. If any findings are noted, Service Provider will confirm that such findings and/or variations were addressed by the originator in the origination of the asset or that such red flag issues were fully addressed via mortgage loan documentation provided.

Additional Review of Mortgage Loan File: Service Provider will review the closing documents to ensure that the mortgage loan file information is complete, accurate, and contains consistent documentation. Included in this portion of the review are items such as reviewing for (i) evidence of primary mortgage insurance, (ii) if the property is located in an area that was listed as a FEMA disaster zone classified as IA (Individual Assistance) or IH (Individual and Household Assistance) post origination, (iii) the presence of loan modification documents, and (iv) general conformity to Fannie Mae or Freddie Mac approved formats at the time of origination.

If standard GSE forms were not used for the mortgage loan, Service Provider will seek to confirm the existence of: (i) a “due on sale” clause, (ii) mortgagors requirement to maintain adequate insurance at the mortgagor’s own expense, and (iii) the holder’s right to foreclose and to confirm that any homestead exemption has been waived as required by applicable law within the forms utilized.

VALUATION REVIEW

Service Provider’s review will include a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. Service Provider’s review will include verifying the appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guidelines restrictions, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, Service Provider’s review will (i) review the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensure that such comparable properties are within standard appraisal guidelines; (ii) confirm the property value and square footage of the subject property was bracketed by comparable properties, (iii) verify that comparable properties used are similar in size, style, and location to the subject, and (iv) check for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Narrative PFMT 2026-3	Page 10 of 16

Other aspects of Service Provider’s review include (i) verifying that the address matched the mortgage note, (ii) noting whether the property zip code was declared a FEMA disaster area classified as IA (Individual Assistance) or IH (Individual and Household Assistance) after the valuation date and notifying the Client of same, (iii) confirming the appraisal report does not include any apparent environmental problems, (iv) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (v) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vi) confirming that the value product that was used as part of the origination decision conforms with rating agency requirements.

If more than one valuation was provided, Service Provider will confirm consistency among the valuation products and if there are discrepancies that could not be resolved, Service Provider will create an exception and work with the client on the next steps which may include ordering of additional valuation products such as collateral desktop analyses, broker’s price opinions, and full appraisals. If the property valuation products included in Service Provider’s review result in a variance of more than 10% then the client will be notified of such variance.

For each Mortgage Loan, Service Provider will perform Property Valuation Review Services as indicated in the terms below:

1.	100% of the Loans: Service Provider will review the origination appraisal for the following items: (i) the age of the appraisal, (ii) verification of the property address, (iii) completeness and accuracy of the appraisal form, (iv) verification of the appraiser licensing, (v) the comparable sales analysis including age, distance, and adjustments, (vi) zoning concerns, (vii) appraisal was performed using GSE approved forms, and (viii) made on an “as is” basis.
2.	Loans with a GSE Appraisal Waiver (AW): Service Provider will indicate loans that have no origination appraisal and a GSE Appraisal Waiver in file as minor (grade B) property value exceptions in accordance with securitization industry standards.
3.	Additional valuation: Client will order additional valuation for loan with appraisals and CU scores above 2.5.

DATA INTEGRITY REVIEW

Where available, Service Provider will compare the data fields below on the bid tape provided by the Client to the data found in the actual file as captured by Service Provider. This information may not have been available for all mortgage loans. This comparison included the following data fields:

Last Name	Appraised Value	1st Rate Chg Date	Rate Index	Rounding Code
First Name	Sale Price	Prepay Months	Amortization Term	Lookback Period
Occupancy	LTV	MI Company	Neg Am Flag	Initial Rate Cap
Purpose	CLTV	MI Coverage	IO Term	Periodic Rate Cap
Address	Note Date	Next Due Date	PP Terms	Life Rate Cap
State	Loan Amount	Property Units	PP Months	Life Rate Floor
Zip	First Payment Date	Maturity Date	Balloon Flag	Margin
Property Type	Original Rate	Mod Flag	Next Rate Chg Date	Reset Frequency
Lien Position	Original P&I	Mod Date	First Pmt Chg Date	Current P&I
Orig Credit Score	Interest Only Flag	Current Rate	Next Pmt Chg Date	DTI
Self Employed Flag

Multiple Loans to One Borrower: TPR firm reviewed common identifiers for all loans in the population and confirmed there was one obligors with multiple loans in the pool.

Property Inspection Waivers: Eighty (80) loans contained Property Inspections Waivers (PIW).  Seventy-six (76) BPO’s were obtained as a secondary product to confirm the value indicated on the PIW; and three (3) 2055 Exterior Only Inspection Reports were obtained as a secondary product to confirm the value indicated on the PIW. An initial grade property value grade of a “C” was assigned to thirty-eight (38) of the PIW loans. An initial grade property value grade of a “B” was assigned to forty-two (42) of the PIW loans. If the secondary product supported the value indicated on the PIW, a final property grade of a “B” was assigned.

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Pool Details

Purpose		
Type	Count	% of Pool
Cash out Refi	2	0.89%
Purchase	182	80.89%
Rate / Term Refi	41	18.22%
Total	**225**	**100.00%**

Property Type		
Type	Count	% of Pool
Single Family Detached	128	56.89%
Co-op	0	0.00%
Condo, Low Rise	0	0.00%
Condo, High Rise	0	0.00%
PUD	88	39.11%
1 Family Attached	8	3.56%
2 Family	1	0.44%
3 Family	0	0.00%
4 Family	0	0.00%
Total	**225**	**100.00%**

Occupancy		
Type	Count	% of Pool
Primary Residence	224	99.56%
Second Home	1	0.44%
Investment Property	0	0.00%
Total	**225**	**100.00%**

Product Type		
Type	Count	% of Pool
Fixed	225	100.00%
ARM	0	0.00%
Total	**225**	**100.00%**

Narrative PFMT 2026-3	Page 12 of 16

Tape Discrepancies

Data Element	Count	Accuracy
Borrower 1 Last Name	2	99.11%
Borrower 1 Self-Employment Flag	8	96.44%
Borrower 2 Self-Employment Flag	5	97.78%
Property Type	1	99.56%
Qualifying Total Debt Income Ratio	81	64.00%
Total Number of Loans	225

First Time Home Buyer:  In December 2024 Opus updated their diligence system methodology to more accurately reflect the ASF definition of a First Time Homebuyer.  The updated methodology resulted in 75 loans being identified as a First Time Home Buyer while 107 loans were classified as a Non-First Time Home Buyer.  The field is not part of the data to document review scope and did not cause a loan level finding.

Loan Grading Definitions

Credit

S&P	Moody’s	Fitch	Kroll	DBRS	Definition
A	A	A	A	A	Loan conforms to all applicable guidelines, no conditions noted
B	B	B	B	B	Loan does not meet every applicable credit guideline. However, most of the loan characteristics are within the guidelines and there are documented and significant compensating factors
C	C	C	C	C	The loan does not meet every applicable credit guideline, and most of the loan characteristics are outside of guidelines; or there are weak or no compensating factors
D	D	D	D	D	The loan file is missing critical documentation required to perform the review

Compliance

S&P	Moody’s	Kroll	DBRS	Definition
A	A	A	A	The loan was originated in compliance with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
B	B	B	B	The loan was originated in compliance with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations; however, minor evidentiary issue(s) exist
C	C	C	C	The includes material violation(s) with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
D	D	D	D	The loan file is missing critical documentation required to perform the review

Fitch	Definition
A	The loan was originated in compliance with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
B	The loan is in compliance with all applicable laws and regulations and a benefit to the borrower is present and documented
C	The includes material violation(s) with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
D	The loan file is missing critical documentation required to perform the review

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Property Valuation

Moody’s	Fitch	Kroll	DBRS	Definition
A	A	A	A	Value is within a 10% variance of third party product. Appraisal meets lender guidelines. Subject property is 100% complete. Property condition is average or better. Standard GSE form was utilized. Appraiser is licensed. Appraisal is complete.
B	B	B	B	Meets all terms for an A, but property requires cosmetic or minor repairs that do not affect value or habitability
C	C	C	C	Any of the following items: Origination value and third party valuation product value has a variance of 10% or greater, cannot validate value, property is incomplete, property condition is less than average, GSE form was not utilized, and/or the appraisal and/or does not meet guidelines
D	D	D	D	The loan file was missing the appraisal and/or other valuations products needed to complete the review

S&P	Definition
A	First Level Review Value is within a 10% variance to the original appraisal. Appraisal meets lender guidelines. Subject property is 100% complete. Property condition is average or better. Standard GSE form was utilized. Appraiser is licensed. Appraisal is complete.
B	First Level Review Value is greater than a 10% variance to the original appraisal but the second level review value is within 10% variance of the original appraised value. In addition, property requires cosmetic or minor repairs that do not affect value or habitability
C	Any of the following items: Second Level Review Value is greater than a 10% variance to the original appraisal, cannot validate value, property is incomplete, property condition is less than average, GSE form was not utilized, and/or the appraisal and/or does not meet guidelines
D	The loan file was missing the appraisal and/or other valuations products needed to complete the review

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Loan Review Findings

The following summarizes Consultant’s final loan securitization and event grades assigned to the final reviewed loan pool and reported in the Agency Grading Report dated June 26, 2026.

Overall Grade Summary

Kroll and Moody's NRSRO Grade	# of Loans	% of Loans
A	144	64.00%
B	79	35.11%
C	2	0.89%
D	0	0.00%

Compliance Grade Summary

Kroll and Moody's NRSRO Grade	# of Loans	% of Loans
A	224	99.56%
B	1	0.44%
C	0	0.00%
D	0	0.00%

Credit Grade Summary

Kroll and Moody's NRSRO Grade	# of Loans	% of Loans
A	225	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%

Property Grade Summary

Kroll and Moody's NRSRO Grade	# of Loans	% of Loans
A	145	64.44%
B	78	34.67%
C	2	0.89%
D	0	0.00%

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Loans Reviewed (225)

2026030067	2026030735	2026030514	2026030547	2026030240	2026030449
2026030070	2026030741	2026030720	2026030712	2026030274	2026030439
2026030101	2026030758	2026030772	2026030018	2026030291	2026030381
2026030131	2026030400	2026030092	2026030056	2026030369	2026030380
2026030154	2026030077	2026030259	2026030087	2026030430	2026030339
2026030217	2026030457	2026030482	2026030163	2026030447	2026030313
2026030251	2026030685	2026030633	2026030508	2026030566	2026030309
2026030288	2026030062	2026030658	2026030513	2026030614	2026030294
2026030350	2026030409	2026030023	2026030594	2026030625	2026030283
2026030405	2026030433	2026030104	2026030617	2026030631	2026030265
2026030578	2026030621	2026030147	2026030646	2026030634	2026030254
2026030608	2026030652	2026030335	2026030662	2026030651	2026030245
2026030626	2026030756	2026030587	2026030668	2026030663	2026030215
2026030643	2026030037	2026030111	2026030680	2026030667	2026030210
2026030747	2026030469	2026030486	2026030686	2026030775	2026030200
2026030760	2026030737	2026030234	2026030144	2026030769	2026030186
2026030019	2026030172	2026030702	2026030312	2026030743	2026030183
2026030054	2026030300	2026030659	2026030446	2026030736	2026030175
2026030072	2026030526	2026030678	2026030487	2026030725	2026030166
2026030091	2026030346	2026030595	2026030036	2026030714	2026030164
2026030112	2026030683	2026030281	2026030045	2026030704	2026030140
2026030118	2026030107	2026030241	2026030049	2026030701	2026030122
2026030146	2026030716	2026030242	2026030218	2026030682	2026030106
2026030243	2026030624	2026030673	2026030256	2026030676	2026030089
2026030386	2026030691	2026030393	2026030258	2026030638	2026030038
2026030402	2026030710	2026030374	2026030272	2026030630	2026030008
2026030410	2026030637	2026030425	2026030287	2026030620	2026030001
2026030459	2026030100	2026030039	2026030334	2026030591	2026030121
2026030550	2026030103	2026030041	2026030375	2026030562	2026030198
2026030551	2026030476	2026030138	2026030378	2026030559	2026030266
2026030563	2026030492	2026030155	2026030452	2026030558	2026030510
2026030586	2026030654	2026030177	2026030466	2026030545	2026030572
2026030589	2026030681	2026030211	2026030503	2026030536	2026030585
2026030645	2026030342	2026030289	2026030569	2026030531	2026030628
2026030666	2026030557	2026030299	2026030577	2026030518	2026030364
2026030674	2026030404	2026030441	2026030618	2026030505
2026030698	2026030190	2026030462	2026030639	2026030477
2026030715	2026030730	2026030527	2026030214	2026030453

If you have any questions, please contact Uriah Clavier at Uriah.Clavier@opuscmc.com.

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